As Filed with the Securities and Exchange Commission on June 25, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 25, 2014

MONSANTO COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
State of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri    63167
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

This Current Report on Form 8-K is filed to recast certain financial information included in the Annual Report on Form 10-K of Monsanto Company (the "Company") for the year ended Aug. 31, 2013, which was filed with the United States Securities and Exchange Commission on Oct. 23, 2013, to retrospectively reflect new accounting guidance adopted in fiscal year 2014. The Company formally adopted the guidance on Sept. 1, 2013.

The new accounting guidance requires entities to disclose both gross and net information about both derivatives and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting agreement.  The objective of the disclosure is to facilitate comparison between entities that prepare their financial statements on the basis of U.S. GAAP and entities that prepare their financial statements on the basis of International Financial Reporting Standards. The impact of this guidance is reflected in Note 17 - Financial Instruments, with minor changes in Note 3 - New Accounting Standards, Note 16 - Fair Value Measurements, and Note 29 - Subsequent Events.

The new accounting guidance had no impact on the Company’s historical consolidated financial position, results of operations or cash flows. The recast financial statements are presented for informational purposes only in connection with the reporting changes described above and do not represent an amendment to or restatement of the Company’s 2013 Annual Report on Form 10-K.

Accordingly, the company has updated the presentation of 2013 and 2012 financial instrument disclosures included in the 2013 Annual Report on Form 10-K to be consistent with the accounting guidance adopted in the 2014 fiscal year. These updates are reflected in Exhibit 99.1 to this Current Report.

The information in Exhibit 99.1 does not reflect events occurring after we filed our 2013 Annual Report on Form 10-K and does not modify or update the disclosures therein in any way, including, without limitation, the Risk Factors or Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2013 Annual Report on Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than to illustrate the retrospective application of newly adopted accounting guidance as described above. For significant developments which have occurred after the filing of the 2013 Annual Report on Form 10-K, refer to our subsequent Quarterly Reports on Form 10-Q, as well as other filings we file with the SEC. This Current Report on Form 8-K should be read in conjunction with our 2013 Annual Report on Form 10-K and such subsequent filings.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits
The following exhibits are filed herewith:

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1	Part II, Item 8. - Financial Statements and Supplementary Data of the Company’s Annual Report, revised solely to reflect the change in Note 17 - Financial Instruments

Exhibit 101.INS	XBRL Instance Document

Exhibit 101.SCH	XBRL Taxonomy Extension Schema Document

Exhibit 101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

Exhibit 101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

Exhibit 101.LAB	XBRL Taxonomy Extension Label Linkbase Document

Exhibit 101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 25, 2014

MONSANTO COMPANY

By: /s/ Nicole M. Ringenberg
Name: Nicole M. Ringenberg
Title: Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Part II, Item 8. - Financial Statements and Supplementary Data of the Company’s Annual Report, revised solely to reflect the change in Note 17 - Financial Instruments

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

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